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                             THE MALAYSIA FUND, INC.
--------------------------------------------------------------------------------





                              THIRD QUARTER REPORT
                            SEPTEMBER 30, 2000 MORGAN
                         STANLEY DEAN WITTER INVESTMENT
                                MANAGEMENT INC.
                               INVESTMENT ADVISER



                            THE MALAYSIA FUND, INC.
--------------------------------------------------------------------------------
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DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
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--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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MALAYSIAN INVESTMENT ADVISER

Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200 Kuala Lampur, Malaysia
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
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CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
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SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
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LEGAL COUNSEL

Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
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INDEPENDENT ACCOUNTANTS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
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For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
---------

For the nine months ended September 30, 2000, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -6.96% compared to -12.16% for the Kuala Lumpur Stock Exchange Composite Index expressed in U.S. dollars (the "Index"). For the period from the Fund's commencement of operations on May 4, 1987 through September 30, 2000, the Fund's total return, based on net asset value per share, was -10.58% compared to 18.97% for the Index. On September 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $4 1/8, representing a 19.3% discount to the Fund's net asset value per share.


The Index's fall during the third quarter was driven mainly by disappointing corporate earnings. Telekom Malaysia, a heavy component of the Index, fell 23.7% during the period following the failed merger talks with NTT of Japan and a 33.2% fall in the second quarter of 2000 net profit. The financial sector also underperformed in the third quarter of 2000 on fears of declining interest margins. Volumes remained thin as foreigners continued to shun the market due to the lack of corporate governance and delays in corporate restructuring. The possibility of potential changes in benchmark methodology computations by Morgan Stanley Capital Index (MSCI) also raised concerns that Malaysia's weight in the regional MSCI indices would fall significantly.


On the economic front, second quarter 2000 headline Gross Domestic Product (GDP) growth of 8.8% came in below expectations. Growth was narrow-based with the export sector benefiting from the resilience of the global technology cycle. The manufacturing sector recorded a robust 22% rise in output, but a weak agriculture sector (-4.8%) dragged down GDP growth. On the expenditure side, domestic demand ex-inventory rose by 17.4%, spurred by a substantial increase in capital-related government expenditure. Private consumption grew at a slower pace of 13.9% year-over-year compared to 14.4% in the first quarter of 2000. On the trade front, the surplus remained healthy with August exports rising by 25.0% while imports surged 43.1% on the back of a 91.0% jump in capital good imports. The year to August trade surplus stood at 37.7 billion Malaysian ringgits.


Foreign exchange reserves decreased to U.S. $33.0 billion in August from U.S. $34.0 billion in June. With the current account still notably in surplus, capital outflows were clearly substantial, threatening the central bank's ability to conduct an independent monetary policy. To stem the outflow, the central bank persuaded banks to hike deposit rates by 25 basis points during the third quarter. Inflation remained well under control, rising by 1.5% in September. Inflationary pressure emanated mainly from rent, fuel and power (+1.5%), medical care (+2.0%) as well as transport and communication (+1.8%). With public transport fares and gasoline prices rising 30% and 9.1%, respectively, in October, the Consumer Price Index is likely to edge higher in the fourth quarter of 2000.


On the corporate front, interim earnings came in largely in-line with expectations, with positive surprises coming from the domestic plays such as the automotive, tobacco and power sectors. Meanwhile, corporate restructuring continued to spook investors. Bank restructurings best illustrated the overall theme affecting the market, which was a lack of confidence. Public Bank, AMMB and RHB Capital have all seen significant share price underperformance following their restructuring announcements.


The current upturn in the Malaysian economy can be classified as cyclical with structural issues yet to be adequately resolved. Banks remain reluctant to lend, as non-performing loans (NPLs) transferred to the Corporate Debt Restructuring Committee remain unresolved. Foreign direct investment remains sluggish due to a less than clear position of the pegged exchange rate. Monetary policy flexibility has hit its upper bounds as the negative onshore-offshore interest rate differential creates pressure on the capital account. Meanwhile, fiscal policy will be limited to infrastructure projects, which have low multiplier effects on overall output either because of long gestation periods or unfavorable project economics. The economy thus remains vulnerable to external shocks. In view of the lack of corporate restructuring and slow-down in economic outlook, the Fund has overweight equity positions in companies we believe possess strong management and transparent disclosures. These include shares of Computer Systems Advisers and British American Tobacco.


Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

October 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.
--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT WWW.MSDW.COM/IM.

The Malaysia Fund, Inc.
Investment Summary as of September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            TOTAL RETURN (%)
HISTORICAL                        ---------------------------------------------------------------------
INFORMATION                          MARKET VALUE (1)      NET ASSET VALUE (2)           INDEX (3)
                                  ---------------------   ---------------------    --------------------
                                                AVERAGE                 AVERAGE                 AVERAGE
                                  CUMULATIVE     ANNUAL   CUMULATIVE     ANNUAL    CUMULATIVE    ANNUAL
                                  ----------    -------   ----------    -------    ----------   -------
          YEAR TO DATE              -40.35%         --      -6.96%         --        -12.16%        --
          ONE YEAR                  -28.29      -28.29%     16.72        16.72%        5.63       5.63%
          FIVE YEAR                 -70.94      -21.90     -66.41       -19.60       -52.81     -13.94
          TEN YEAR                  -33.26       -3.96     -17.80        -1.94        10.49       1.00
          SINCE INCEPTION*          -27.96       -2.41     -10.58        -0.83        18.97       1.30

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                    [GRAPH]


                                                              YEAR ENDED DECEMBER 31,                                  NINE MONTHS
                                                                                                                           ENDED
                                                                                                                      SEPTEMBER 30,
                                 1990     1991    1992    1993      1994     1995     1996     1997     1998    1999      2000
                                 ----     ----    ----    ----      ----     ----     ----     ----     ----    ----      ----
Net Asset Value Per Share ... $ 12.41  $ 13.55  $ 16.28  $27.32   $ 18.57  $ 18.58  $ 19.29  $  5.04  $  3.02  $ 5.62  $  5.12
Market Value Per Share ...... $ 11.38  $ 11.75  $ 16.25  $28.00   $ 17.38  $ 17.00  $ 17.50  $  6.56  $  4.00  $ 7.06  $  4.13
Premium/(Discount) ..........   -8.3%   -13.3%    -0.2%    2.5%     -6.4%    -8.5%    -9.3%    30.2%    32.5%   25.6%   -19.3%
Income Dividends ............ $  0.21  $  0.07      --   $ 0.16   $  0.02      --       --       --   $  0.03    --    $  0.11
Capital Gains Distributions .     --       --       --   $ 1.13   $  3.59  $  0.84  $  2.82  $  0.51      --     --        --
Fund Total Return (2) .......   -8.35%    9.80%   20.15%  98.28%+  -18.87%    4.33%   19.93%  -72.89%  -39.70%  86.09%   -6.96%
Index Total Return (3) ......  -10.02%    9.13%   20.19%  92.60%   -19.66%    3.05%   25.12%  -68.71%  -29.61%  98.04%  -12.16%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Kuala Lumpur Stock Exchange (KLSE) Composite Index expressed in U.S. dollars (the "Index") is a broad based capitalization weighted index of 100 stocks listed on the exchange. The Fund's return based on net asset value per share and the Index's return for 1998 were adjusted in reaction to the imposition of capital controls by the Malaysian government during September 1998. During February 1999, the adjustment was removed to reflect the relaxation of these capital controls.
*    The Fund commenced operations on May 4, 1987.
+ This return does not include the effect of the rights issued in connection with the Fund's 1993 rights offering.

The Malaysia Fund, Inc.
Portfolio Summary as of September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]

Equity Securities                                (97.1%)
Short-Term Investments                            (2.9%)

--------------------------------------------------------------------------------
INDUSTRIES

[PIE CHART]

Banks                                            (18.O%)
Electric Utilities                               (10.3%)
Diversified Telecomunication Services             (7.6%)
Food Products                                     (6.9%)
Hotels Restaurants & Leisure                      (6.8%)
Other*                                           (24.7%)
Diversified Financials                            (4.0%)
Wireless Telecommunication Services               (4.2%)
IT Consulting and Services                        (5.0%)
Tobacco                                           (6.2%)
Media                                             (6.3%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS**

                                                   PERCENT OF
                                                   NET ASSETS
                                                   ----------
1.  Malayan Banking Bhd                               10.9%
2.  Telekom Malaysia Bhd                               7.6
3.  British American Tobacco (Malaysia) Bhd            6.2
4.  Tenaga Nasional Bhd                                6.1
5.  Computer Systems Advisers Bhd                      5.0
6.  Star Publications (Malaysia) Bhd                   4.6
7.  Digi.com Bhd                                       4.2
8.  Public Finance Bhd (Foreign)                       4.0
9.  Malaysian Pacific Industries Bhd                   3.9
10. Nestle (Malaysia) Bhd                              3.9
                                                      -----
                                                      56.4%
                                                      -----
                                                      -----

* Other includes industries not shown separately and other assets and liabilities.
** Excludes short-term investments.

INVESTMENTS (UNAUDITED)

------
September 30, 2000

                                                                      VALUE
                                                   SHARES             (000)
--------------------------------------------------------------------------------
MALAYSIAN COMMON STOCKS (97.6%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
AUTO COMPONENTS (1.1%)
 AIC Corp. Bhd                                     143,000   U.S.$       241
 APM Automotive Holdings Bhd                       554,550               296
                                                             -------------------
                                                                         537
                                                             -------------------
--------------------------------------------------------------------------------
AUTOMOBILES (3.1%)
 Oriental Holdings Bhd                             110,000               223
 Tan Chong Motor Holdings Bhd                    3,957,000             1,343
                                                             -------------------
                                                                       1,566
                                                             -------------------
--------------------------------------------------------------------------------
BANKS (18.0%)
 Commerce Asset Holding Bhd                        771,000             1,816
 Malayan Banking Bhd                             1,417,000             5,444
 Public Bank Bhd                                 2,281,000             1,693
                                                             -------------------
                                                                       8,953
                                                             -------------------
--------------------------------------------------------------------------------
BEVERAGES (2.8%)
 Carlsberg Brewery (Malaysia) Bhd                  415,000             1,245
 Guinness Anchor Bhd                               181,000               163
                                                             -------------------
                                                                       1,408
                                                             -------------------
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (0.8%)
 United Engineers (Malaysia) Bhd                   253,000               396
                                                             -------------------
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (1.3%)
 Malayan Cement Bhd                              2,100,000               630
                                                             -------------------
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (4.0%)
 Public Finance Bhd (Foreign)                    2,222,000             1,988
                                                             -------------------
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (7.6%)
 Telekom Malaysia Bhd                            1,444,000             3,800
                                                             -------------------
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (10.3%)
 Malakoff Bhd                                      262,000               665
 Tenaga Nasional Bhd                             1,024,000             3,045
 YTL Power International Bhd                     2,263,200             1,406
                                                             -------------------
                                                                       5,116
                                                             -------------------
--------------------------------------------------------------------------------
FOOD PRODUCTS (6.9%)
 IOI Corporation Bhd                             1,975,000             1,507
 Nestle (Malaysia) Bhd                             370,000             1,948
                                                             -------------------
                                                                       3,455
                                                             -------------------
--------------------------------------------------------------------------------
GAS UTILITIES (2.4%)
 Petronas Gas Bhd                                  783,000             1,216
                                                             -------------------
--------------------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE (6.8%)
 Genting Bhd                                       557,200   U.S.$     1,422
 Resorts World Bhd                                 281,000               455
 Tanjong plc                                       732,000             1,512
                                                             -------------------
                                                                       3,389
                                                             -------------------
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (0.7%)
 Malaysian Resources Corp. Bhd                     693,000               350
                                                             -------------------
--------------------------------------------------------------------------------
INSURANCE (1.8%)
 MAA Holdings Bhd                                  415,000               901
                                                             -------------------
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES (5.0%)
 Computer Systems Advisers Bhd                     657,000             2,473
                                                             -------------------
--------------------------------------------------------------------------------
MARINE (2.7%)
 Malaysian International
  Shipping Bhd                                     736,000             1,337
                                                             -------------------
--------------------------------------------------------------------------------
MEDIA (6.3%)
  Nanyang Press Holdings Bhd                       496,000               822
  Star Publications (Malaysia) Bhd                 800,000             2,316
                                                             -------------------
                                                                       3,138
                                                             -------------------
--------------------------------------------------------------------------------
REAL ESTATE (1.7%)
  Selangor Properties Bhd                        1,782,000               872
                                                             -------------------
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.9%)
  Malaysian Pacific Industries Bhd                 295,000             1,960
                                                             -------------------
--------------------------------------------------------------------------------
TOBACCO (6.2%)
  British American Tobacco
   (Malaysia) Bhd                                  329,000             3,095
                                                             -------------------
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (4.2%)
  Digi.com Bhd                                   1,176,000             2,105
                                                             -------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost U.S.$42,315)                                                  48,685
                                                             -------------------
--------------------------------------------------------------------------------

                                              FACE
                                             AMOUNT
                                              (000)
SHORT-TERM INVESTMENTS (0.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.6%)
(a)Chase Securities, Inc., 6.25% dated
     9/29/00, due 10/02/00
   (Cost U.S.$290)                          U.S.$      290               290
                                                             -------------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (2.3%)
   Malaysian Ringgit
   (Cost U.S.$1,147)                        MYR      4,360             1,147
                                                             -------------------
--------------------------------------------------------------------------------


                                       5

                                                   VALUE            VALUE
                                                   (000)            (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
   (Cost U.S.$43,752)                                        U.S.$    50,122
                                                             -------------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
 Other Assets                                U.S.$      60
 Liabilities                                          (312)             (252)
                                             --------------------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 9,738,015, issued and
   outstanding U.S.$ 0.01 par value shares
   (20,000,000 shares authorized)                            U.S.$    49,870
                                                             -------------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                    U.S.$      5.12
                                                             -------------------
--------------------------------------------------------------------------------

(a) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this schedule of investments. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

September 30, 2000 exchange rate -- Malaysian Ringgit (MYR) 3.80 = U.S. $1.00.


                                        6